SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(B) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)      JANUARY 12, 1999
                                                 ---------------------------

                          WATERMARC FOOD MANAGEMENT CO.
            (Exact Name of Registrant as Specified in Its Charter)

                                      TEXAS
                 (State or Other Jurisdiction of Incorporation)

            0-20143                                   74-2605598
    (Commission File Number)               (I.R.S. Employer Identification No.)

       11111 WILCREST GREEN, SUITE 350, HOUSTON, TEXAS             77042
          (Address of Principal Executive Offices)               (Zip Code)

                                 (713) 783-0500
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

                      INFORMATION INCLUDED IN REPORT ON 8-K


ITEM 3.   BANKRUPTCY OR RECEIVERSHIP.

On January 12, 1999 Watermarc Food Management Co. ("Registrant") filed Voluntary Petitions under Chapter 11 of the United States Bankruptcy Code on behalf of Registrant and its wholly owned subsidiaries, The Original Pasta Co. and Marco's Mexican Restaurants, Inc. The proceeding filed on behalf of Registrant is styled Watermarc Food Management Co., Debtor, Case Number 99-30427-H1-11. The proceeding filed on behalf of The Original Pasta Co. is styled The Original Pasta Co., Debtor, Case Number 99-30428-H2-11. The proceeding filed on behalf of Marco's Mexican Restaurants, Inc. is styled Marco's Mexican Restaurants, Inc., Case Number 99-30429-H1-11. All proceedings were filed in the United States Bankruptcy Court for the Southern District of Texas, Houston Division. The proceedings will be jointly administered under Case Number 99-30427-H1-11. The Debtors continue to operate their businesses as Debtors in Possession pursuant to 11 U.S.C. 1107 and 1108.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                WATERMARC FOOD MANAGEMENT CO.
                                                      (Registrant)

Date        JANUARY 15, 1999              By /s/ GHULAM M. BOMBAYWALA
                                                      (Signature)

                                          By    GHULAM M. BOMBAYWALA


                                          Title CHIEF EXECUTIVE OFFICER